SHAREHOLDERS' AGREEMENT

     This SHAREHOLDERS' AGREEMENT is entered into as of October 7, 1997 by and among INSIGNIA FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), and Joseph T. Aveni, individually a resident of Gate Mills, Ohio ("J. Aveni"), Joseph T. Aveni as Trustee of the Joseph T. Aveni Declaration of Trust dated April 25, 1988, as amended on August 10, 1995 ("J. Aveni 1988 Trust"), Vincent
T. Aveni, as Trustee of the Joseph T. Aveni Dynasty Trust, dated July 12, 1994 ("J. Aveni 1994 Trust"), Vincent T. Aveni, Trustee of the Joseph T. Aveni Dynasty Trust dated July 12, 1994 FBO Kristen Aveni ("Kristen Aveni Subtrust"), Vincent T. Aveni, Trustee of the Joseph T. Aveni Dynasty Trust dated July 12, 1994 FBO Kerri Aveni ("Kerri Aveni Subtrust"), Vincent T. Aveni, Trustee of the Joseph T. Aveni Dynasty Trust dated July 12, 1994 FBO Benjamin Aveni ("Benjamin Aveni Subtrust"), (collectively J. Aveni, the J. Aveni 1988 Trust, the J. Aveni 1994 Trust, the Kristen Aveni Subtrust, the Kerri Aveni Subtrust, and the Benjamin Aveni Subtrust are "Holders"; each of the Holders is a "Holder").

     WHEREAS, the Company and the Holders and others have entered into a Stock Purchase Agreement dated September 18, 1997 (the
"Purchase Agreement"); and

     WHEREAS, in partial consideration for the Holders' agreement to sell all their shares of the capital stock of Realty One, Inc., an Ohio corporation, to Insignia RO, a subsidiary of the Company, the Company has agreed, in accordance with the terms and conditions of the Purchase Agreement, on the Closing Date to issue shares of its Common Stock to Holders in the following amounts (collectively, the "Shares"):


     NAME OF HOLDER NUMBER OF IFG PURCHASE SHARES Joseph T. Aveni 37,103.2Joseph
T. Aveni as Trustee of the Joseph T. Aveni Declaration of Trust dated April25, 1988, as amended on August 10, 1995 33,148.7 Vincent T. Aveni, Trustee of the Joseph T. Aveni Dynasty Trust dated April 12, 1994 FBO Kristen Aveni 43,249.4 Vincent T. Aveni, Trustee of the Joseph T. Aveni Dynasty Trust dated Jyly 12, 1994 FBO Kerri Aveni 43,249.35 Vincent T. Aveni, Trustee of the Joseph T. Aveni Dynasty Trust dated Jyly 12, 1994 FBO Kerri Aveni 43,249.35 WHEREAS, the parties desire to enter into this Shareholders' Agreement to govern certain rights and obligations of the parties with respect to the Shares (the "Agreement"); NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows: Definitions. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular shall have the same meanings when used in the plural and vice versa):

     "Affiliate" means any Person (a) which directly or indirectly controls, or is controlled by, or is under common control with, another Person, (b) which directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of another Person, or (c) 10% or more of the voting stock which is directly or indirectly beneficially owned or held by another Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Business Day" means any day on which commercial banks are not authorized or required to close in New York, New York, and shall also include any legal holiday observed by the New York Stock Exchange.

     "Closing Date" means October 10, 1997.

     "Commission" means the Securities and Exchange Commission or any successor thereto.

     "Common Stock" means the Company's authorized Class A Common Stock, par value $0.01 per share, as constituted on the Closing Date, and any other stock of the Company into which such Common Stock may thereafter be changed or which may be issued to the holders of shares of Common Stock upon any reclassification thereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of the financial statements for the first fiscal year of the Company ending after the Closing Date (except for changes concurred in by the Company's independent public accountants).

     "Holders' Representative" means Joseph T. Aveni or such other individual designated in writing (by notice to the Company) as the Holders' Representative from time to time by Holders owning a majority of the Registerable Shares.

     "Person" means an individual,  partnership,  corporation,  business  trust,
joint  stock  company,  trust,   unincorporated   association,   joint  venture,
governmental authority or other entity of whatever nature.

     "Piggyback Registration" has the meaning set forth in Section 2.

     "Registerable Securities" means (i) all Shares, and (ii) all Common Stock issued as a dividend or other distribution to the Holder with respect to, or in exchange for, or in replacement of, any of the Shares held by the Holder, including any other capital stock or other security issued by the Company in a reclassification of the Common Stock of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) after the date of this Agreement. As to any particular Registerable Securities, once issued such Registerable Securities shall cease to be Registerable Securities when (i) a registration statement with respect to the sale of such Registerable Securities shall become effective under the Securities Act and such Registerable Securities shall have been disposed of in accordance with such registration statement, (ii) such Registerable Securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) new certificates for such Registerable Securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification for them under the Securities Act or any similar state law then in force in the State of Delaware or such other state in which the Company is domiciled, or (iv) such Registerable Securities shall have ceased to be outstanding. Notwithstanding the above, "Registrable Securities" shall not mean or include any securities acquired by Holder in the public market or through any other source or intermediary.

     "Registration", "register", "registered" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" means any and all expenses incident to the registration (including maintenance of the effectiveness of any registration, as required under this Agreement) of the Registerable Securities pursuant to this Agreement, including, without limitation, (a) all registration and filing fees required by or payable to the Commission, any stock exchange or the National Association of Securities Dealers, Inc., (b) all fees and expenses to comply with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications), (c) all printing, messenger and delivery expenses, (d) all fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" or other accountants' letters required by or incident to such registration, (e) fees and disbursements of underwriters imposed on the Company by the underwriting agreements to which the Company is a party and the reasonable fees and expenses of any special experts retained in connection with the requested registration, and (f) the reasonable fees (not to exceed $2,500) of one counsel for the Holders in connection with each such registration retained by the Holders of a majority of the Registerable Securities being registered. Notwithstanding the above, "Registration Expenses" does not mean or include, and the Company shall not be liable under any circumstances for, the following:

     any expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 180 days after the effective date of such Registration Statement because any Holder of Registrable Securities has not effected the disposition of the securities requested to be registered. (Holder acknowledges that the Company shall have no obligation to Holder to file any such amendment or supplement regardless of the obligation or readiness of Holder to pay all expenses incurred in connection therewith.); or

     any discounts, or commissions to any underwriter with respect to the securities sold by a Holder of Registrable Securities.

     "Resale Period Commencement" means the second anniversary of the Closing Date.

     "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar or successor provision at any time in force.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "Shares" means the shares of Common Stock issued to Holders as partial consideration for the sale to Insignia RO, Inc., a subsidiary of the Company, by the Holders of all their shares in Realty One, Inc. pursuant to the Purchase Agreement and any other stock of the Company into which such Shares may thereafter be changed or which may be issued to the holders of shares of Common Stock upon any reclassification thereof.

     "Subsidiary" of any Person means any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

     All terms not defined in this Section 1 shall have the same meaning and definition as in the Purchase Agreement.

         Piggyback Registration.

     Notice Of Registration. Subject to the provisions of Section 9(b) of this Agreement, if the Company, at any time following the earlier of the death of J. Aveni or the Resale Period Commencement and terminating on the date on which all the Registerable Shares of all the Holders first become eligible to be sold in a single transaction under Rule 144, proposes to register any Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor form of securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for its own account, the Company will each such time promptly, but not less than thirty (30) days prior to the filing date of such a registration statement (unless the Company has filed a registration statement within thirty (30) days prior to the date hereof, in which event, the Company will provide such notice on the date hereof), give written notice to the Holder of its intention to effect that registration and of the rights of the Holder under this Agreement to participate therein ("Piggyback Registration"), which notice shall include a list of jurisdictions in which the Company intends to qualify such securities under applicable state securities laws or blue sky laws and the estimated filing date for the registration statement. Upon the written request of one or more Holders, if holding at least Fifty Thousand (50,000) shares of Registerable Securities, made within ten (10) days after receipt of any such notice (which request shall specify the number and class of Registerable Securities intended to be disposed of by such Holder(s)), the Company will include in the Piggyback Registration (and any related qualification under applicable state securities laws or blue sky laws) all Registerable Securities which the Company has been so requested to register; provided, however, that the Company shall not be required to include any such Registerable Securities unless the Holder(s) shall request the registration of a minimum of 25,000 shares of such Registerable Securities. The Company shall be entitled, in its sole and absolute discretion, to terminate any proposed registration initiated by it, to withdraw the registration statement related to any such registration and to terminate any offering involved in such terminated registration without the consent of the Holder. Such Holder shall be permitted to withdraw all or part of such securities from a Piggyback Registration at any time prior to the declaration of the effectiveness of such registration statement by the Commission; provided, however, such Holder shall reimburse the Company for any Registration Expenses incurred in connection with or arising out of such Registerable Securities being withdrawn. For purposes of this Section 2(a), in the event the Company changes the number of shares of Common Stock issued and outstanding as a result of a stock split, stock dividend, recapitalization, reorganization or any other transaction in which any security of the Company or any other entity or cash is issued or paid in respect of the outstanding shares of the Common Stock, the numbers 50,000 and 25,000 shall be proportionately adjusted.

     Underwriting. If the registration for which the Company gives written notice under Section 2(a) above is for a registered primary public offering involving an underwriting, the Company shall so advise the Holder as part of such written notice. All holders proposing to distribute their securities through such underwriting (together with the Company and other holders, if any, of securities of the Company participating therein) shall enter into an underwriting agreement in customary form with the representative of the underwriter(s) selected by the Company. After a registration statement covering the securities to be sold in connection with such underwritten Piggyback
Registration has been declared effective by the Commission, such securities shall be sold in accordance with the method of distribution described therein.

     Cut Backs. If the managing underwriter for a Piggyback Registration advises the Company that, in its opinion, the number of securities of a class sought to be included in such registration exceeds the maximum number (the "Piggyback Maximum Number") of securities of such class which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the Company, the Company shall be entitled to reduce the aggregate number of securities included in the registration based on requests by the holders of Registerable Securities and like securities to an aggregate number equal to the Piggyback Maximum Number, with participation in the offering being allocated (i) first, among all holders for whom the Company is making a required demand registration, if any, (ii) second, for the account of the Company; (iii) third, pro rata among all holders requesting piggyback registration of such securities (based upon the number of securities sought to be registered by each such Holder) that either have been granted registration rights by the Company with priority over the holders of certain other registration rights or have been granted registration rights that are not subject to any "cut backs," and (iv) fourth, pro rata among all other holders of Registerable Securities with piggyback registration rights and with respect to whom the Company has consented to register securities (based upon the number of securities sought to be registered by each such Holder); provided, however, that, notwithstanding the foregoing, the Company shall have first priority in any public offering of its securities initiated by the Company and the participation of others otherwise shall be in the order and based on the allocation set forth above.

     Registration Procedures. If and whenever the Company is required by this Agreement to notify holders of Registerable Securities of a proposed registration of securities under the Securities Act, then, unless such offering is terminated by the Company, the Company will:

     with such information promptly and timely furnished by Holder regarding the securities held by Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company, the Company shall prepare and file with the Commission a registration statement with respect to such securities and use reasonable efforts to cause such registration statement to become and remain effective until such securities have all been sold in accordance with the intended methods of disposition disclosed in the registration statement;

     furnish to each seller of securities and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each amendment and supplement therein, such number of copies of the prospectus, including a preliminary prospectus and summary prospectus, and such other documents, as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller, including, prior to filing, drafts thereof;

     use reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as a seller or underwriter shall reasonably request, and do such other acts and things as may be necessary or advisable to enable such seller and underwriter to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to execute or file any general consent to service of process or be obligated to qualify to do business under the laws of any jurisdiction where it has not previously done so;

     notify each seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     otherwise to comply with all applicable rules and regulations of the Commission;

     use reasonable best efforts to list such securities on any securities exchange on which the Common Stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

     provide a transfer  agent and registrar for all the  securities  covered by
such  registration   statement  not  later  than  the  effective  date  of  such registration statement;

     enter into such underwriting, indemnity or similar agreements with the underwriters in customary form and take such other actions as may be reasonably necessary in order to expedite or facilitate the disposition of such securities; and

     permit any seller of the Registerable Securities included in such registration statement to reasonably participate in the preparation of such registration statement and to insert in such registration statement such material in writing which in the reasonable judgment of such seller (which judgment shall be reasonably concurred with by the Company) should be included in such registration statement, including information regarding the securities owned by such seller and the intended method of disposition;

     (j) notify counsel for the Holders of Registerable Shares included in such Piggyback Registration promptly and confirm the notice in writing when such registration statement or any post-effective amendment to such registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed.

         Indemnification.

     Indemnification by the Company. To the extent permitted by applicable law, the Company will indemnify each Holder and such Holder's Affiliates ("Indemnified Person"), with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law or any common law or any other law applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each Indemnified Person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action unless such action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by any Holder and stated to be specifically for use therein or furnished in writing by any Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein. It is expressly acknowledged that the Company shall not indemnify a Holder or a Holder's Affiliates, if such Holder, or its Affiliates made an untrue statement or failed to state a material fact to the Company and if the use of such information by the Company in connection with its registration statement causes the claim, loss, damages, cost, expense or liability for which indemnification is being sought. Notwithstanding the foregoing, the liability of the Company shall not exceed an amount equal to the net proceeds realized by each such Holder of Registerable Shares sold as contemplated herein.

     Indemnification by the Holder. To the extent permitted by applicable law, each Holder will, if Registerable Securities held by or issuable to such Holder are included in the securities to which such registration, qualification or compliance is being effected, indemnify the Company, each of the directors and officers of the Company, each Affiliate of the Company, each of the directors and officers of each Affiliate of the Company, and each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company within the meaning of the Securities Act against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, officers, persons or underwriters for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein. Notwithstanding the foregoing, the liability of any such Holder shall not exceed an amount equal to the net proceeds realized by each such Holder of Registerable Shares sold as contemplated herein.

     Indemnification  Mechanics.  Each party entitled to  indemnification  under this Section 4 (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

     Contribution. If the indemnification provided for in this Section 4 is unavailable to an Indemnified Party (other than by reason of any exception provided in Section 4(a) or 4(b) hereof) in respect of any losses, claims, damages, costs, expenses or liabilities for which such Indemnified Party is entitled to be indemnified hereunder, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, costs, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, costs, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of losses, claims, damages, costs, expenses or liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 4, the indemnifying parties shall indemnify each indemnified party to the full extent provided for in this Section 4 without regard to the relative fault of such Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 4(d).

     Registration Expenses. The Company shall pay all Registration Expenses in connection with any Piggyback Registration requested by Holder pursuant to
Section 2.

     Information Rights. Holder, if included in any Piggyback Registration, shall furnish to the Company such written information regarding Holder as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

     8. Rule 144 Covenants. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of restricted securities to the public without registration, the Company agrees to:

     a. Make and keep available public information regarding the Company, as those terms are understood and defined in Rule 144 under the Securities Act;

     b. File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

     c. Furnish to the Holder, as long as a Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         9.       Sale Restrictions.

         (a)      Sales During Registration Periods.

     Holder shall not sell any Common Stock of the Company under Rule 144 or otherwise exempt from registration during the period beginning on the earlier of:

     (i) thirty (30) prior to the date any registration statement is filed with the Commission by the Company (provided that the Company provides to Holder written notice of the Company's good faith intention to file a registration statement on the date specified in such notice, all of which information Holder agrees to maintain in strict confidence until such registration shall be declared effective by the Commission); or

     (ii) the date of Holder's receipt of written notice from the Company of the Company's good faith intention to file with the Commission within 30 days following such notice a registration statement on the date specified in such notice as the proposed filing date, all of which information Holder agrees to maintain in strict confidence until such registration shall be declared effective by the Commission; or

     (iii) the date of Holder's receipt of written notice from the Company that the Company has filed a registration statement with the Commission on the date specified in such notice as the filing date;

     and ending on the earlier of (i) ninety (90) days after the effective date of such registration, or three hundred (300) days after the date of filing if such registration has not become effective by that time, or (ii) the date when any directors or executive officers of the Company sell Common Stock under Rule 144 or otherwise exempt from registration.

         (b)      Holding Period

     Notwithstanding any other provision of this Agreement seemingly to the contrary, without the consent of the Company (which may be withheld in its sole discretion), none of the Shares may be sold, transferred, conveyed or assigned until the earlier of: (i) the death of J. Aveni; or (ii) the Resale Period Commencement. During the period between the Resale Period Commencement and the third anniversary of the Closing Date, the Holders collectively may sell, transfer, convey or assign up to one-half of the Shares. After the third anniversary of the Closing Date, the Holders may sell, transfer, convey or assign all the Shares. All the certificates evidencing the Shares shall bear a legend setting forth the restriction contained in this Section 9(b). Each Holder acknowledges that any sales, transfers, conveyances or assignments of the Shares permitted by this Section 9(b) remain subject to compliance with the Securities Act, including Rule 144, if applicable.

     10. Notices. All notices and other communication provided for hereunder shall be in writing and shall be sent by telex, telecopier or hand delivery: (a) if to the Company, to:

                  Insignia Financial Group, Inc.
                  One Insignia Financial Plaza
                  Greenville, South Carolina 29602
                  Attn: John K. Lines, Secretary & General Counsel
                  Tel: (803) 239-1000
                  Fax: (803) 239-1096

         with copies to:

                  Insignia Financial Group, Inc.
                  One Insignia Financial Plaza
                  Greenville, South Carolina 29602
                  Attn: Chief Financial Officer
                  Tel: (803) 239-1000
                  Fax: (803) 239-1096

                  Farris, Warfield & Kanaday, PLC
                  SunTrust Center, Suite 1900
                  424 Church Street
                  Nashville, Tennessee  37219
                  Attention: B. Riney Green, Esq.
                  Tel: (615) 544-5200
                  Fax: (615) 726-3185

     and (b) if to Holder of the Registerable Securities, to the address of Holder as shown in the stock record books of the Company, or to such other address as any of the above shall have designated in writing to the Company, with a copy to:

                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
                  2100 Bank One Center
                  600 Superior Avenue, E.
                  Cleveland, OH 44114
                  Telephone: (216) 348-5408
                  Facsimile: (216) 348-5474
                  Attention: Brian M. O'Neill

     All such notice and communication shall be deemed to have been given or made (a) when delivered by hand, (b) when telexed, answer-back received, or (c) when telecopied, receipt acknowledged.

     11.  Descriptive   Headings.   The  headings  in  this  Agreement  are  for
convenience only and shall not limit or otherwise affect the interpretation or construction of this Agreement.

     12. Severability. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     13. Amendments, Etc. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties to this Agreement. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right.

     14. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

         15.      Assignment and Consolidation or Merger.

     Assignment. This Agreement may be assigned, transferred or otherwise conveyed by Holder; provided, however, in the event Holder assigns, transfers or otherwise conveys his interest in this Agreement, the assignee, transferee or recipient of said interest shall be subject to all restrictions and requirements hereof. Any attempted assignment, transfer or conveyance in violation of the provisions of this Agreement shall be void. The exercise of rights pursuant to this Agreement is limited to the Holder hereof and those who obtained any purported rights hereunder in compliance with all assignment, transfer or conveyance restrictions contained in this Agreement. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company and the Holder.

     Merger or Consolidation. In the case of any consolidation or merger of the Company with or into another corporation, the consolidation of the Company with or the merger of the Company with or into any other person, or in the event of the sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, then in each case the rights granted to Holder by this Agreement shall survive such consolidation, merger, sale, lease or other transfer and shall thereafter be enforce-able against the entity succeeding as to the rights and obligations of Company hereunder.

     16. Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the Company and the Holder contained herein or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

     17. Attorneys' Fees. If any action or proceeding is brought to enforce the terms of the Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

     18. Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of Delaware. Venue for any and all disputes arising out of or in connection with this Agreement shall be exclusively in the federal and state courts in the State of Delaware. The parties hereto consent and submit to the jurisdiction of such courts and waive any objection to venue laid therein. Process in any action or proceeding referred to in this Agreement may be served on any party anywhere in the world.

     19. Waiver of Jury Trial. THE PARTIES WAIVE THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT.

     20. Time of the Essence. Time is of the essence in performing and interpreting this Agreement.

     21. Further Assurances. The Company and the Holder hereby agree promptly to execute at the other's reasonable request after the date hereof any documents or materials related to the transactions contemplated by this Agreement.

     22. Specific Performance. Each of the parties shall be entitled to specific performance in the event of a breach by the other party of their respective obligations hereunder. Such remedy shall be in addition to, but shall not replace, any other remedies which might be available under this Agreement, at law or in equity, including without limitation, actions for attorney's fees.

     23. Representations of Company. The Company represents and warrants to Holder as follows:

     (a) Corporate Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is duly qualified and in good standing in all other states where the nature of its business or operations or the ownership of its property requires such qualification.

     (b) Corporate Approval. The Company has full corporate power and authority to execute and deliver this Agreement and all other documents and agreements to be executed and delivered by it hereunder ("Transaction Documents") and to consummate the transactions contemplated hereby. The board of directors of the Company has duly and validly approved the execution, delivery, and performance of this Agreement and the transactions contemplated herein. No other corporate or legal proceedings on the part of the Company are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes, and the other Transaction Documents, when executed, will constitute, the legal, valid, and binding obligation and agreement of the Company enforceable against the Company in accordance with its terms, subject only to the general law of creditors' rights.

     24. Termination. This Agreement shall terminate ten days after the third anniversary of the Closing Date.



         [REMAINER OF THIS PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                                           INSIGNIA FINANCIAL GROUP, INC.,
                                           a Delaware corporation


                                           /s/ Frank M. Garrison
                                           ---------------------
                                           FRANK M. GARRISON,
                                           EXECUTIVE MANAGING DIRECTOR




                                           /s/ Joseph T. Aveni
                                           -------------------
                                           JOSEPH T. AVENI


                                           JOSEPH T. AVENI, TRUSTEE OF THE
                                           JOSEPH T. AVENI DECLARATION OF TRUST
                                           DATED APRIL 25, 1988, AS AMENDED ON
                                           AUGUST 10, 1995


                                           /s/ Joseph T. Aveni
                                           -------------------
                                           JOSEPH T. AVENI, TRUSTEE


                                           VINCENT T. AVENI, TRUSTEE OF THE
                                           JOSEPH T. AVENI DYNASTY TRUST DATED
                                           JULY 12, 1994


                                            /s/ Vincent T. Aveni
                                            --------------------
                                            VINCENT T. AVENI, TRUSTEE




                                           VINCENT T. AVENI, TRUSTEE OF THE
                                           JOSEPH T. AVENI DYNASTY TRUST DATED
                                           JULY 12, 1994 FBO KRISTEN AVENI


                                           /s/ Vincent T. Aveni
                                           --------------------
                                           VINCENT T. AVENI, TRUSTEE



                                           VINCENT T. AVENI, TRUSTEE OF THE
                                           JOSEPH T. AVENI DYNASTY TRUST DATED
                                           JULY 12, 1994 FBO KERRI AVENI


                                            /s/ Vincent T. Aveni
                                            --------------------
                                            VINCENT T. AVENI, TRUSTEE

                                            VINCENT T. AVENI, TRUSTEE OF THE
                                            JOSEPH T. AVENI DYNASTY TRUST DATED
                                            JULY 12, 1994 FBO BENJAMIN AVENI


                                             /s/ Vincent T. Aveni
                                             --------------------
                                             VINCENT T. AVENI, TRUSTEE